Exhibit 21

Marriott International, Inc.

Foreign Subsidiaries – Country of Incorporation

Country: Anguilla
The Ritz-Carlton Hotel Company Ltd. (Anguilla Branch)

Country: Antigua and Barbuda
The Ritz-Carlton Hotel Company of Antigua Limited

Country: Argentina
Marriott Argentina Licensing Company S.A.
Marriott Argentina S.A.
Marriott International Hotels, Inc. (Argentina Branch)

Country: Aruba
Aruba Surf Club N.V.
Cooperative Vereniging Marriott Vacation Club International of Aruba
Costa Del Sol Development Company N.V.
Marriott Aruba Licensing Company AVV
Marriott Aruba N.V.
Marriott Resorts Hospitality of Aruba N.V.
Marriott Vacation Club International of Aruba, N.V.
MVCI Finance CV
Plant Hotel N.V. (Joint Venture)

Country: Australia
158 Ferny Avenue Pty Limited (Joint Venture)
30 Pitt Street Pty Limited (Joint Venture)
515 Queen Street PTY LTD (Joint Venture)
Hotel Holdings and Services (Joint Venture)
Lonex Pty Limited (Joint Venture)
Marriott International Management Company B.V. (Australian Branch)
Mirmar Hotels Pty Limited (Joint Venture)
Ramada International Management Company B.V. (Australian Branch)
Renaissance Services B.V. (Australian Branch)
The Ritz-Carlton Hotel Company, L.L.C. (Australia Branch)

Country: Austria
Design Center Linz Betriebsgesellschaft mbH (Joint Venture)
Marriott Hotel- Betriebsgesellschaft, mbH
Marriott Vacation Club Timesharing GmbH

Country: Bahamas
Marriott Ownership Resorts (Bahamas) Limited
Marriott Resorts Hospitality (Bahamas) Limited
New World Hotels (Bahamas) Limited

Country: Bahrain
Renaissance Services B.V. (Bahrain Representative Office)

Country: Belgium
Marriott Hotels International B.V. (Brussels Branch)
Renaissance Hotels International B.V. (Belgium Branch)
Renaissance Hotels International, S.A.

Exhibit 21

Marriott International, Inc.

Foreign Subsidiaries – Country of Incorporation

Country: Bermuda
CL International Insurance Company Ltd.
Crest Management Services, Limited
Marriott International Lodging, Ltd.
Marriott International Services, Ltd.
Ramada International Lodging, Ltd.
Renaissance International Lodging Ltd.
The Ritz-Carlton Hotel Company, Ltd.

Country: Brazil
Mar Hoteis de Sao Paulo Ltda.
Marriott do Brasil Hotelaria Ltda.
Operadora Sao Paulo Renaissance Ltda.
Renaissance do Brasil Hoteleria Ltda.
RHI do Brasil Hotelaria Ltda.
Rochapora Desenvolvimento Imobilliario S/C Ltda.
Sao Paulo Alphaville Marriott Ltda.

Country: Canada
Marriott Hotels of Canada Ltd.
Marriott Lodging (Canada) Ltd.
MCL Hotel Corporation
Renaissance Hotels Canada Limited
The Ritz-Carlton Hotel Company of Canada, Ltd.
Toronto Hotel Land Holding Ltd.

Country: Cayman
Marriott Cayman Islands Licensing Company I, Ltd.
Marriott Cayman Islands Licensing Company II, Ltd.
Marriott Cayman Islands Licensing Company III, Ltd.
Marriott Cayman Islands Licensing Company IV, Ltd.
Marriott Cayman Islands Licensing Company IX, Ltd.
Marriott Cayman Islands Licensing Company V, Ltd.
Marriott Cayman Islands Licensing Company VI, Ltd.
Marriott Cayman Islands Licensing Company VII, Ltd.
Marriott Cayman Islands Licensing Company VIII, Ltd.
Marriott Cayman Islands Licensing Company X, Ltd.
MI Investments I Ltd.
Renaissance Caribbean Limited
The Ritz-Carlton Hotel Company of the Cayman Islands, Ltd.

Country: Chile
Hoteles de Chile S.A.
Hoteles de Chile S.A. (Joint Venture)
Inversiones Hoteleras S.A. (Joint Venture)
Inversiones Hoteleras S.A. - (Joint Venture)
Marriott Chile Licensing Company Limitada
Marriott Chile S.A.
Marriott Inversiones y Servicios Limitada
MORI Chile S.A.
The Ritz-Carlton Hotel Company of Chile Limitada
The Ritz-Carlton Inversiones Limitada

Exhibit 21

Marriott International, Inc.

Foreign Subsidiaries – Country of Incorporation

Country: China
Marriott Asia Pacific Management Limited (Beijing, China Branch - Rep. Office)

Country: Costa Rica
Hotelera Cali, S.A. (Joint Venture)
Marina de Herradura, S.A. (Joint Venture)

Country: Czech Republic
Gestin Holding, AG (Joint Venture)
Marriott Hotels International B.V. (Czech Branch)
Marriott International Hotels, Inc. (Czech Republic Branch)
Penta Hotel Management GmbH (Czech Branch)

Country: Denmark
Hotelinvest Kalvebod A/S - (Joint Venture)
Marriott Hotels Denmark A/S

Country: Dominican Republic
Marriott Hotels International B.V. (Dominican Republic Branch)

Country: Ecuador
Amazonas H.O.T. S.A. (Joint Venture)
Marriott Ecuador Licensing Company MLC S.A.

Country: El Salvador
Marriott International, Inc. (El Salvador Branch)

Country: Egypt
Marriott Hotels International (Egypt) B.V. (Egypt Branch)
Marriott Hotels International B.V. (Egypt Branch)
Marriott Hurghada Management, Inc. (Egypt Branch)
Marriott International Management Company B.V. (Egypt Branch)
Marriott Sharm El Sheikh Management (Egypt Branch)
Renaissance Hotels International B.V. (Egypt Branch)
Renaissance Services B.V. (Representative Office in Egypt)

Country: France
Marriott de Gestion Hoteliere, S.A.R.L.
Marriott Finance SAS
Marriott Financial Holdings SAS
Marriott Hotels International Limited (French Branch - Liaison Office)
MVCI France SAS
MVCI Holidays France SAS
Paris Colombes (Operating Company) SAS
Ramcap S.A.R.L.
Renaissance Management France SAS
Roissy CYBM SAS
Roissy Hotels S.A.R.L.

Exhibit 21

Marriott International, Inc.

Foreign Subsidiaries – Country of Incorporation

Country: Germany
Berlin Marriott Hotelmanagement GmbH
Bremen Marriott Hotelmanagement GmbH
Frankfurt Marriott Hotelmanagement GmbH
Hamburg Marriott Hotelmanagement GmbH
Leipzig Marriott Hotelmanagement GmbH
Marriott Hotel Holding GmbH
Marriott Hotelmanagement GmbH
MVCI Holidays GmbH
Penta Hotel Managementgesellchaft mbH
The Ritz-Carlton Hotel Company (Berlin) GmbH
The Ritz-Carlton Hotel Company of Germany, GmbH
The Ritz-Carlton Hotel Management GmbH

Country: Greece
Marriott Hotels Hellas, S.A.
Oceanic Special Shipping Company Incorporated

Country: Guam
Guam Acquisition Company, LLC
Guam TAC 2003-1 LLC
International Hotel Licensing Company S.a.r.l. (Guam Branch)

Country: Guatemala
Marriott Guatemala Licensing Company S.A.

Country: Honduras
Marriott De Honduras, Sociedad de Responsabilidad Limitada

Country: Hong Kong
Marriott Asia Pacific Management Limited
Marriott Hong Kong Limited
Marriott International Development, Limited
Marriott Properties (International) Limited
New World Hotels International (Macau) Limited
New World Hotels International Limited
Ramada China Hotels Limited
Ramada Pacific Limited
Renaissance Management Hong Kong Limited
Renaissance Services B.V. (Hong Kong Branch)
The Ritz-Carlton Hotel Company Sales and Marketing B.V. (Hong Kong Branch)
The Ritz-Carlton Limited

Country: India
Marriott Hotels India Private Limited
Marriott Hotels International Limited (India Branch)

Country: Indonesia
P.T. Luxury Hotels International Indonesia
P.T. Marriott International Indonesia
P.T. The Ritz-Carlton Indonesia

Exhibit 21

Marriott International, Inc.

Foreign Subsidiaries – Country of Incorporation

Country: Ireland
Marriott (Ireland) Investments Limited
Marriott Hotels International B.V. (Ireland Branch)
MVCI Ireland Ltd.
MVCI Services Limited
Torriam Hotel Operating Company Limited

Country: Italy
Bulgari Milan Hotel Leasing Company (Joint Venture)
Luxury Hotels International Management Company B.V. (Italy Branch)
MVCI Holidays S.r.l.

Country: Jamaica
Jamaica Grande Limited – (Joint Venture)
The Ritz-Carlton Hotel Company of Jamaica Limited

Country: Japan
Marriott Asia Pacific Management Ltd. (Japan Branch)
Marriott Terminal Services Co. Ltd. (Joint Venture)
Renaissance Services B.V. (Tokyo, Japan Branch)
The Ritz-Carlton Hotel Company Sales and Marketing (Tokyo, Japan Branch)
The Ritz-Carlton Japan, Inc.
The Ritz-Carlton Property Management Company (Tokyo), Ltd.

Country: Jersey, Channel Isla
Marriott European Holdings Limited - (Joint Venture)

Country: Jordan
Business Tourism Company LLC - (Joint Venture)
Marriott Hotels International B.V. (Jordan Branch)

Country: Kazakhstan
Marriott Hotels International (Kazakhstan) L.L.C.

Country: Kuwait
Kuwait National Hotel & Tourism Company - (Joint Venture)
Marriott International Design & Construction Services, Inc. (Kuwait Branch)

Country: Lebanon
Marriott International Hotels, Inc. (Lebanon Branch)
MVCI Lebanon, S.A.R.L.

Country: Liberia
New World Management Services Company Limited

Country: Luxembourg
IHLC Investment Company S.a.r.l.
International Colombes S.a.r.l.
International Hotel Licensing Company S.a.r.l.

Country: Malaysia
New World Hotels International Corporation Limited (Malaysia Branch)
Renaissance Hotels International, S.A. (Malaysia Branch)
Renaissance Services B.V. (Malaysia Branch)

Exhibit 21

Marriott International, Inc.

Foreign Subsidiaries – Country of Incorporation

Country: Malta
Renaissance Hotels International B.V. (Malta Branch)

Country: Mexico
Adquisiciones Cancun-Vallarta S. de R.L. de C.V. - (Joint Venture)
cia Hotelera Azteca, S.A. de C.V. (Hoteca) - (Joint Venture)
Elcrisa, S.A. de C.V. - (Joint Venture)
Marriott Hotels, S.A. de C.V.
Marriott Mexican Trust Licensing Company
Marriott Mexicana S.A. de C.V.
Operadora Marriott, S.A. de C.V.
Polserv, S.A. de C.V. - (Joint Venture)
Promociones Marriott, S.A. de C.V.
R.M. Mexicana S.A.de C.V.
Renaissance P.V. Mexicana S.A. de C.V.
Servimar, S.A. de C.V. - (Joint Venture)
The R.C. Management Company of Mexico, S.A. de C.V.
The Ritz-Carlton Hotel Company of Mexico, S.A. de C.V.

Country: Netherlands
Aruba Finance Holdings BV
Bulgari Hotels & Resorts B.V.
Diplomat Properties B.V.
Luxury Hotels International B.V.
Luxury Hotels International Management Company B.V.
Marriott European Ventures B.V.
Marriott Hotels International (Egypt) B.V.
Marriott Hotels International B.V.
Marriott Hotels of Amsterdam, B.V.
Marriott International Finance Company B.V.
Marriott International Holding Company B.V.
Marriott International Licensing Company B.V.
Marriott International Management Company B.V.
Marriott RHG Acquisition B.V.
MVCI Egypt B.V.
MVCI Holdings B.V.
Penha Longa Hotel Management Company B.V.
Penta Hotels N.V.
Ramada Hotels International B.V.
Ramada International Management Company B.V.
Renaissance do Brasil Hotelaria Holding Company B.V.
Renaissance Hotel Group N.V.
Renaissance Hotels International B.V.
Renaissance International Management Company B.V.
Renaissance Management B.V.
Renaissance Services B.V. Rochapora Desenvolvimento Imobiliario Holding Company, B.V.
The Ritz-Carlton Hotel Company B.V.
The Ritz-Carlton Hotel Company Sales and Marketing B.V.
The Ritz-Carlton International Licensing Company B.V.
The Ritz-Carlton International Management Company B.V.

Exhibit 21

Marriott International, Inc.

Foreign Subsidiaries – Country of Incorporation

Country: Netherlands Antilles
Lux International Hotels N.V.
Marriott Curacao N.V.
Marriott International Lodging N.V.
Ramada International Lodging N.V.
Renaissance International Lodging N.V.
Renaissance Reservations N.V.
RHG Holding N.V.
The Ritz-Carlton Company N.V.

Country: New Zealand
Marriott International Services Ltd. (New Zealand Branch)

Country: Peru
Marriott Peru Licensing Company SAC
Marriott Peru S.A.C.

Country: Philippines
Marriott International Hotels, Inc. (Philippine Branch)
New World Hotels International Corporation Limited (Philippine Branch)
Porto Bello Cove Hotel Corporation - (Joint Venture)

Country: Poland
LIM Joint Venture Ltd.

Country: Portugal
Marriott Hotels International B.V. (Portugal Branch)

Country: Puerto Rico
Fajardo, Puerto Rico J.W. Marriott Management, Inc.
Isla Verde, Puerto Rico Courtyard by Marriott Management, Inc.
MVCI Puerto Rico, Inc.
San Juan Hotel Investment Company, Inc.
The Ritz-Carlton Hotel Company San Juan, Inc.

Country: Romania
Marriott International Hotels, Inc. Maryland USA Sucursala Bucuresti (Romanian Branch)

Country: Russia
Intour Penta Ltd. - (Joint Venture)
Limited Liability Company “CYBM Voznesenkry Hotel Leasing”
Limited Liability Company “Renaissance Samara Hotel Leasing”
Limited Liability Company “Renaissance St. Petersburg Hotel Leasing”

Country: Saint Kitts and Nevis
Marriott St. Kitts Licensing Company Limited
Marriott St. Kitts Management Company, Inc.

Country: Singapore
Marriott Hotels Singapore Pte Ltd.
The Ritz-Carlton Hotel Company of Singapore PTE LTD.
The Ritz-Carlton Hotel Company Sales and Marketing B.V. (Singapore Branch)

Exhibit 21

Marriott International, Inc.

Foreign Subsidiaries – Country of Incorporation

Country: South Korea
Central Tourist Development Company, Ltd. - (Joint Venture)
Marriott Asia Pacific Management Limited (Seoul, South Korea Branch)
Marriott Hotels International B.V. (Pusan Branch)
Marriott Hotels International B.V. (Pusan, South Korea Branch)
Marriott Hotels International B.V. (Seoul Branch)
Marriott Hotels International B.V. (Seoul, South Korea Branch)
Namwoo Tourism Co., Ltd. - (Joint Venture)
Renaissance Services B.V. (South Korea Branch - Liaison Office)
The Ritz-Carlton Hotel Company B.V. (Seoul, South Korea Branch)

Country: Spain
Marriott Hotels International Limited (Spain Branch)
Marriott Hotels, S.L.
MVCI Espana, S.L.
MVCI Holidays, S.L.
MVCI Mallorca, S.L.
MVCI Management, S.L.
MVCI Playa Andaluza Holidays, S.L.
R-C Spain, S.L.
Spa Son Antem, S.L. (Joint Venture)

Country: Switzerland
International Hotel Licensing Company, S.a.r.l. (Switzerland Branch)
Marriott (Schweitz) GmbH
Marriott Switzerland Licensing Company II Sarl
Marriott Switzerland Licensing Company Sarl

Country: Thailand
Maikhao Ownership (Thailand) Ltd.
Maikhao Vacation Villas Limited - (Joint Venture)
Marriott Hotels (Thailand) Limited
Marriott Hotels (Thailand) Limited (Bangkok, Thailand Branch)
Marriott International Construction Services, Inc. (Thailand Branch)
MVCI (Thailand) Limited

Country: Trinidad and Tobago
Marriott Trinidad & Tobago Limited

Country: Tunisia
Renaissance Services B.V. (Tunisia Branch)

Country: Turks and Caicos Isl
Marriott Turks & Caicos Licensing Company Limited
Ramada (Turks & Caicos) Ltd.
Renaissance Caribbean Limited (Turks & Caicos Branch)
The Ritz-Carlton Hotel Company of Turks & Caicos Ltd

Country: United Arab Emirates
Marriott Hotels and Catering (Holdings) Limited (United Arab Emirates Branch)
Marriott Ownership Resorts, Inc. (Dubai Branch)
MVCI Europe Limited (United Arab Emirates – Sharjah Branch)
Renaissance Services B.V. (Dubai Branch)

Exhibit 21

Marriott International, Inc.

Foreign Subsidiaries – Country of Incorporation

Country: United Kingdom
Cheshunt Hotel Limited
Cheshunt Hotel Operating Company Limited
Cheshunt Marriott Limited
Consolidated Supplies Limited
Financiere 47 Park Street Limited
Fortyseven Park Street Limited
GH Hotel Operating Company Limited
Marriott European Hotel Operating Company Limited - (Joint Venture)
Marriott Hotels (Reading) Limited
Marriott Hotels and Catering (Holdings) Limited
Marriott Hotels International Limited
Marriott Hotels Limited
Marriott In-Flight Services Limited
Marriott International Design & Construction Services, Inc. (UK Branch)
Marriott Restaurants Limited
MGRC Management Limited
MGRC Marketing Limited MVCI Europe Limited
MVCI Management (Europe) Limited
Rarework Limited
Renaissance Services B.V. (United Kingdom Branch)
Ronevsorg Hotel Operating Company Limited
The Ritz-Carlton Hotel Limited

Country: Venezuela
Desarrolos Hotelco, C.A.
Marriott Hotels International B.V. (Caracas, Venezuela Branch)

Country: Virgin Islands
Marriott Hotel Management Company (Virgin Islands), Inc.
Marriott Ownership Resorts (St. Thomas), Inc.
Marriott U.S. Virgin Islands Licensing Company LLC
Muller Bay Holdings, LLC
New World Hotels International Corporation Limited
New World Hotels Marketing Services Limited
Ramasia International Limited
RC Hotels (Virgin Islands), Inc.
The Ritz-Carlton Club, St. Thomas, Inc.

Exhibit 21

Marriott International, Inc.

Domestic Subsidiaries - State of Incorporation

State: Arizona
Camelback Country Club, Inc. (d/b/a Camelback Golf Club)
Marriott Rewards, LLC
Vestar-Athens Tuson, L.L.C.

State: California
SJMEC, Inc.
SJMFB, LLC
Sonoma, LLC

State: Delaware
Addison SHS, LLC
Aeropuerto Shareholder, Inc.
Baltimore Marriott Inner Harbor, L.L.C.
Big Boy Properties, Inc.
Brooklyn Hotel Services, Inc.
Camelback Properties Inn, Inc.
Capitol Employment Services, Inc.
CBM Annex, Inc.
Charleston Marriott, Inc.
Chicago Hotel Services, Inc.
City Center Annex Tenant Corporation
CNL Philadelphia Annex, LLC
Convention Center Holdings LLC
Corporate General, Inc.
Courtyard Annex, Inc.
Courtyard Management Corporation
CR14 Tenant Corporation
CRTM17 Tenant Corporation
CTYD III Corporation
Customer Survey Associates, Inc.
Desert Ridge Resort, LLC
Desert Springs Real Estate Corporation
Detroit CY Inc.
Detroit Hotel Services, Inc.
Detroit MHS, Inc.
e-CRM Central, LLC
East Side Hotel Services, Inc.
Essex House Condominium Corporation
ExecuStay Corporation
Fairfield FMC Corporation
Franchise System Holdings, Inc.
Host Restaurants, Inc.
Hunt Valley Courtyard, Inc.
LAX Properties, LLC
LF, South Beach, LLC
LLB Tenant Corporation
Luxury Finance, LLC
Luxury Hotels International Design & Construction Services, Inc.
Marriott Acquisition 2002 Subsidiary, LLC
Marriott Acquisition 2002, LLC
Marriott Braselton Corporation
Marriott College Food, L.L.C.
Marriott Crystal City Manager, Inc.
Marriott Distribution Holding Co.

Exhibit 21

Marriott International, Inc.

Domestic Subsidiaries - State of Incorporation

State: Delaware cont’d.
Marriott Distribution Services, Inc.
Marriott EMEA Fund Investor LLC
Marriott Fifth Avenue, Inc.
Marriott Hotel Services, Inc.
Marriott Hotels of Panama, Inc.
Marriott Hurghada Management, Inc.
Marriott International Administrative Services, Inc.
Marriott International Capital Corporation
Marriott International Construction Services, Inc.
Marriott International Design & Construction Services, Inc.
Marriott International JBS Corporation
Marriott International Resorts, L. P.
Marriott International, Inc.
Marriott Kauai Ownership Resorts, Inc.
Marriott Kauai, Inc.
Marriott Lincolnshire Theatre Corporation
Marriott Magenta Holding Company, Inc.
Marriott Market Street Hotel, Inc.
Marriott Mexico City Partnership G.P. - (Joint Venture)
Marriott Mirage City Management, Inc.
Marriott Overseas Owners Services Corporation
Marriott Ownership Resorts Procurement, LLC
Marriott Ownership Resorts, Inc.
Marriott P.R. Management Corporation
Marriott Payroll Services, Inc.
Marriott Ranch Properties, Inc.
Marriott Resort at Seaview, Inc.
Marriott Resorts Sales Company, Inc.
Marriott Resorts, Travel Company, Inc.
Marriott Rewards Subsidiary, Inc.
Marriott Rewards, Inc.
Marriott Senior Holding Co.
Marriott Sharm El Sheikh Management, Inc.
Marriott Signal Capital, L.L.C.
Marriott Two Flags Member LLC
Marriott Two Flags, LP
Marriott U.K. Holdings, Ltd.
Marriott Vacation Club Ownership II LLC
Marriott Vacation Club Ownership LLC 2000-1
Marriott Vacation Club Ownership LLC 2002-1
Marriott Vacation Club Ownership, LLC
Marriott Vacation Properties of Florida, Inc.
Marriott Wardman Park Investment, Inc.
Marriott Worldwide Management, Inc.
Marriott Worldwide Payroll Corp.
Marriott Worldwide Reservation Services, LLC
Marriott Worldwide Sales and Marketing, Inc.
Marriott’s Desert Springs Development Corporation
Marriott’s Greenbelt Hotel Services, Inc.
MC Lodging Investment Opportunities, Inc.
MENYC, LLC
MH Kapalua Venture, LLC
MHS Guam, Inc.

Exhibit 21

Marriott International, Inc.

Domestic Subsidiaries - State of Incorporation

State: Delaware cont’d.
MHSFR II, Inc.
MHSFR, Inc.
MHSI Hawaii, Inc.
MI Bachelor Gulch, LLC
MI CBM Investor, LLC
MI Distribution, LLC
MI Finance Company
MI Georgia Credits, LLC
MI Holding, L.P.
MI Member, LLC
MI Myrtle Beach, LLC
MI Myrtle Beach, LLC
MI Procurement Holdings, LLC
MI Seattle, LLC
MI Tenant LLC
MI TH4 INVESTOR, LLC
MI Tucson, LLC
MI Western Investment, LLC
MICC SPE I Corp.
MICC(California), LLC
MORI Las Vegas I, LLC
MORI Residences, Inc.
MORI SPC Corp.
MORI SPC II, Inc.
MORI SPC III CORP.
MORI SPC IV Corp.
MORI SPC V Corp.
MORI SPC VI Corp.
MORI SPC VII Corp.
MRC I Funding Corporation
MRWB, LLC
MTMG Corporation
MTSC, INC.
Musicians, Inc.
New York MHS, Inc.
North Drury Lane Productions, Inc.
Potomac Advertising, Inc.
RBF, LLC
RC Marriott II, Inc.
RC Marriott III, Inc.
RC Marriott, Inc.
RC-UK, Inc.
REN Boston Hotel Management LLC
REN Boston LP
REN Boston Waterfront Hotel, LLC
REN Hollywood, LLC
Renaissance Florida Hotel, Inc.
Renaissance Hollywood Payroll Company, LLC
Renaissance Hotel Holdings, Inc.
Renaissance Hotel Management Company, LLC
Renaissance Hotel Operating Company
Renaissance International, Inc.
Renaissance Reservations, Inc.

Exhibit 21

Marriott International, Inc.

Domestic Subsidiaries - State of Incorporation

State: Delaware cont’d.
Renaissance Services, Inc.
Renaissance St. Louis Grand, LLC
Renaissance St. Louis Suites, LLC
Residence Inn by Marriott, Inc.
RHG Finance Corporation
RHG Investments, LLC
RHHI Acquisition Corp.
RHHI Investment Corp.
RHOC (Canada), Inc.
RI Mill Road Alexandria LLC
RINA (International) Inc.
Ritz-Carlton (Virgin Islands), Inc.
RST4 Tenant LLC
SC Orlando, L.L.C.
Schaumberg/Oakbrook Marriott Hotels, Inc.
Senior Living Limited Partnership
SF-Courtyard, LLC
Shady Grove Courtyard, Inc.
SHC Eastside II, L.L.C.
Sonoma Renaissance, LLC
SpringHill SMC Corporation
Square 369 Hotel Associates, LLC
Synthetic American Fuel Enterprises I, LLC
Synthetic American Fuel Enterprises II, LLC
The Cobalt Travel Company, L.L.C.
The Ritz-Carlton Development Company, Inc.
The Ritz-Carlton Hotel Company of Puerto Rico, Inc.
The Ritz-Carlton Hotel Company, L.L.C.
The Ritz-Carlton International Construction Services, Inc.
The Ritz-Carlton International Holdings II, LLC
The Ritz-Carlton International Holdings, Inc.
The Ritz-Carlton Management Company, L.L.C.
The Ritz-Carlton Mexico Holdings, LLC
The Ritz-Carlton Sales Company, Inc.
The Ritz-Carlton Title Company, Inc.
TownePlace Management Corporation
WEC 99C-1 LLC
WEC 99C-10 LLC
WEC 99C-11 LLC
WEC 99C-12 LLC
WEC 99C-13 LLC
WEC 99C-14 LLC
WEC 99C-2 LLC
WEC 99C-3 LLC
WEC 99C-4 LLC
WEC 99C-5 LLC
WEC 99C-6 LLC
WEC 99C-7 LLC
WEC 99C-8 LLC
WEC 99C-9 LLC
West Street Hotels, Inc.
Weststock Corporation

Exhibit 21

Marriott International, Inc.

Domestic Subsidiaries - State of Incorporation

State: Florida
Marriott Resorts Title Company, Inc.

State: Georgia
The Dining Room Corporation

State: Hawaii
F. L. Insurance Corporation
KB Hotel Holding Company Inc.
KB Hotel Operator Inc.
Marquis Insurance Corporation

State: Kansas
Kansas Hospitality Services, Inc.

State: Maryland
Columbia Courtyard, Inc.
Marriott International Hotels, Inc.
Marriott Worldwide Corporation
MHS Realty Sales, Inc.
MI Fulfillment Services, LLC
MII Conference Center, Inc.

State: Massachusetts
MI Hotels of Massachusetts, Inc.

State: Nevada
Hard Carbon, LLC
Heavenly Resort Properties LLC
MI Hotels of Las Vegas, Inc.

State: Oregon
Synthetic American Fuel Enterprises Holdings, Inc.

State: South Carolina
Marriott Resorts Hospitality Corporation

State: Texas
Chaparral Club (Non-profit)
Hospitality International, Inc.
Marriott Claims Services Corporation
MHSI Conference Centers of Texas, Inc.
Plano Club International
Residence Inn Club, Inc.
The Campbell Club (Non-profit)
The Finish Line Club (Non-profit)
The Fireside Club (Non-profit)
The Gazebo Club (Non-profit)
The Laredo Club (Non-profit)
The Legacy Park Club

State: Utah
Gambits, A Nonprofit Corporation (Incorporated Club)

State: West Virginia
West Virginia Marriott Hotels, Inc.

Exhibit 21

Marriott International, Inc.

Assumed Names 10K Report

“CbM” means “Courtyard by Marriott” / “RI” means “Residence Inn” / “FibM” means “Fairfield Inn by Marriott” / “MVCI” means “Marriott Vacation Club International” / “HMVC” means “Horizons by Marriott Vacation Club”

State: Alabama
	Entity Name	Assumed Name
	Marriott Ownership Resorts, Inc.	Marriott Vacation Club International (MVCI)

State: Arizona
	Entity Name	Assumed Name
	Courtyard Management Corporation	Camelback CbM
	Courtyard Management Corporation	Chandler Courtyard by Marriott
	Courtyard Management Corporation	Phoenix Airport CbM
	Courtyard Management Corporation	Phoenix Mesa CbM,
	Courtyard Management Corporation	Phoenix Metro Center CbM
	Courtyard Management Corporation	Scottsdale CbM
	Courtyard Management Corporation	Scottsdale Downtown Courtyard
	Courtyard Management Corporation	Tuscon CbM
	Desert Ridge Resort, LLC	Wild Fire Golf Course
	Fairfield FMC Corporation	Flagstaff FibM
	Fairfield FMC Corporation	Phoenix FibM
	Fairfield FMC Corporation	Scottsdale FibM
	Marriott Hotel Services, Inc.	Marriott Camelback Inn Resort
	Marriott Hotel Services, Inc.	Scottsdale Marriott At McDowell Mountains
	Marriott International, Inc.	Mountain Shadows Resort, Mountain Shadows,
Marriott’s Mountain Shadows Resort
	Marriott Ownership Resorts, Inc.	MVCI
	Residence Inn by Marriott, Inc.	Flagstaff RI
	Residence Inn by Marriott, Inc.	Phoenix Airport-Tempe RI
	Residence Inn by Marriott, Inc.	Phoenix RI
	Residence Inn by Marriott, Inc.	Scottsdale RI
	Residence Inn by Marriott, Inc.	Tucson RI

State: Arkansas
	Entity Name	Assumed Name
	Courtyard Management Corporation	Little Rock CbM

State: California
	Entity Name	Assumed Name
	Courtyard Management Corporation	Courtyard by Marriott
	Courtyard Management Corporation	Novato Courtyard by Marriott
	Courtyard Management Corporation	San Francisco Oyster Point Courtyard
	CTYD III Corporation	Courtyard by Marriott
	Fairfield FMC Corporation	Anaheim Fairfield Inn
	Fairfield FMC Corporation	Buena Park FibM
	Fairfield FMC Corporation	Ontario FibM
	Fairfield FMC Corporation	Placentia FibM
	Fairfield FMC Corporation	Rancho Cordova FibM
	Marriott Hotel Services, Inc.	Anaheim Marriott
	Marriott Hotel Services, Inc.	Costa Mesa Marriott Suites
	Marriott Hotel Services, Inc.	La Jolla Marriott Hotel
	Marriott Hotel Services, Inc.	Los Angeles Airport Marriott
	Marriott Hotel Services, Inc.	Marriott’s Desert Springs Resort and Spa
	Marriott Hotel Services, Inc.	Monterey Marriott Hotel
	Marriott Hotel Services, Inc.	Napa Valley Marriott Hotel
	Marriott Hotel Services, Inc.	Newport Beach Marriott Hotel
	Marriott Hotel Services, Inc.	Rancho Las Palmas Marriott Resort

Exhibit 21

Marriott International, Inc.

Assumed Names 10K Report

“CbM” means “Courtyard by Marriott” / “RI” means “Residence Inn” / “FibM” means “Fairfield Inn by Marriott” / “MVCI” means “Marriott Vacation Club International” / “HMVC” means “Horizons by Marriott Vacation Club”

State: California cont’d.
	Entity Name	Assumed Name
	Marriott Hotel Services, Inc.	Santa Clara Marriott Hotel
	Marriott International, Inc.	Courtyard by Marriott
	Marriott International, Inc.	Irvine Marriott Hotel
	Marriott International, Inc.	La Jolla Marriott Hotel
	Marriott International, Inc.	Los Angeles Airport Marriott
	Marriott International, Inc.	Manhattan Beach Marriott
	Marriott International, Inc.	San Diego Marriott Hotel Marina
	Marriott Kauai Ownership Resorts, Inc.	(MVCI) Orange County
	Marriott Kauai Ownership Resorts, Inc.	Marriott Vacation Club International (MVCI)
	Marriott Ownership Resorts, Inc.	MVCI
	Marriott Ownership Resorts, Inc.	MVCI
	Marriott Resorts Hospitality Corporation	Marriott Vacation Club International (MVCI)
	Marriott Resorts, Travel Company, Inc.	Marriott Vacation Club International (MVCI)
	Renaissance Hotel Management Company	The Lodge at Sonoma
	Residence Inn by Marriott, Inc.	Anaheim RI
	Residence Inn by Marriott, Inc.	Arcadia RI
	Residence Inn by Marriott, Inc.	Bakersfield RI
	Residence Inn by Marriott, Inc.	Beverly Hills RI
	Residence Inn by Marriott, Inc.	Costa Mesa RI
	Residence Inn by Marriott, Inc.	Fountain Valley RI
	Residence Inn by Marriott, Inc.	Fremont RI
	Residence Inn by Marriott, Inc.	Irvine RI
	Residence Inn by Marriott, Inc.	Kearney Mesa RI
	Residence Inn by Marriott, Inc.	LaJolla RI
	Residence Inn by Marriott, Inc.	Long Beach RI
	Residence Inn by Marriott, Inc.	Manhattan Beach RI
	Residence Inn by Marriott, Inc.	MIRI Mesa Residence Inn
	Residence Inn by Marriott, Inc.	Mountain View RI
	Residence Inn by Marriott, Inc.	Placentia RI
	Residence Inn by Marriott, Inc.	Pleasant Hills RI
	Residence Inn by Marriott, Inc.	Rancho Bernardo RI
	Residence Inn by Marriott, Inc.	Residence Inn Cypress
	Residence Inn by Marriott, Inc.	Sacramento-Natomas RI
	Residence Inn by Marriott, Inc.	San Jose RI
	Residence Inn by Marriott, Inc.	San Mateo RI
	Residence Inn by Marriott, Inc.	San Ramon RI
	Residence Inn by Marriott, Inc.	Silicon Valley I RI
	Residence Inn by Marriott, Inc.	Silicon Valley II RI
	Residence Inn by Marriott, Inc.	Torrance RI

State: Colorado
	Entity Name	Assumed Name
	Courtyard Management Corporation	Boulder CbM
	Courtyard Management Corporation	Denver Airport CbM,
	Courtyard Management Corporation	Denver SE CbM
	Marriott Hotel Services, Inc.	Denver West Marriott Hotel
	Marriott Kauai Ownership Resorts, Inc.	MVCI
	Marriott Ownership Resorts, Inc.	MVCI
	Marriott Resorts Hospitality Corporation	MVCI
	Marriott Resorts Sales Company, Inc.	Marriott Vacation Club International (MVCI)

Exhibit 21

Marriott International, Inc.

Assumed Names 10K Report

“CbM” means “Courtyard by Marriott” / “RI” means “Residence Inn” / “FibM” means “Fairfield Inn by Marriott” / “MVCI” means “Marriott Vacation Club International” / “HMVC” means “Horizons by Marriott Vacation Club”

State: Colorado cont’d.
	Entity Name	Assumed Name
	Marriott Hotel Services, Inc.	Santa Clara Marriott Hotel
	RBF, LLC	RBF-Jupiter, LLC
	Residence Inn by Marriott, Inc.	Boulder RI
	Residence Inn by Marriott, Inc.	Denver Downtown RI
	Residence Inn by Marriott, Inc.	Denver South RI

State: Connecticut
	Entity Name	Assumed Name
	Courtyard Management Corporation	Hartford CbM
	Courtyard Management Corporation	Norwalk CbM
	Fairfield FMC Corporation	Hartford Airport FibM (Windsor/Windsor Lock)
	Marriott Hotel Services, Inc.	Stamford Marriott Hotel (Stamford & Rocky Hill)
	Marriott Ownership Resorts, Inc.	MVCI

State: Delaware
	Entity Name	Assumed Name
	Courtyard Management Corporation	Wilmington CbM
	Fairfield FMC Corporation	Wilmington FibM
	Marriott Ownership Resorts, Inc.	MVCI
	Residence Inn by Marriott, Inc.	Wilmington RI

State: District Of Columbia
	Entity Name	Assumed Name
	The Ritz-Carlton Hotel Company, L.L.C.	The Fairfax Club

State: Florida
	Entity Name	Assumed Name
	Courtyard Management Corporation	Courtyard by Marriott
	Courtyard Management Corporation	Courtyard Cafe
	Courtyard Management Corporation	Courtyard Lobby Lounge
	Courtyard Management Corporation	Courtyard Orlando Lake Buena Vista in the Marriott Village
	Courtyard Management Corporation	Courtyard Pool Bar & Grill
	CTYD III Corporation	Courtyard by Marriott
	Fairfield FMC Corporation	Fairfield Inn Cafe
	Fairfield FMC Corporation	Fairfield Inn Orlando Lake Buena Vista in the Marriott Village
	Fairfield FMC Corporation	Fairfield Inn Pool Bar & Grill
	Fairfield FMC Corporation	Gainesville FibM
	Fairfield FMC Corporation	Miami West FibM
	Fairfield FMC Corporation	Orlando International Drive FibM
	Fairfield FMC Corporation	Winter Park FibM
	LLB Tenant Corporation	Courtyard Cafe
	LLB Tenant Corporation	Courtyard Marriott Village At Lake Buena Vista
	LLB Tenant Corporation	Courtyard Pool Bar & Grille
	LLB Tenant Corporation	Fairfield Inn Cafe
	LLB Tenant Corporation	Fairfield Inn Pool Bar & Grille
	LLB Tenant Corporation	SpringHill Pool Bar & Grille
	LLB Tenant Corporation	Suite Seasons
	LLB Tenant Corporation	Village Grille
	Marriott Hotel Services, Inc.	3030 Ocean
	Marriott Hotel Services, Inc.	Cafe Waterside
	Marriott Hotel Services, Inc.	Champions

Exhibit 21

Marriott International, Inc.

Assumed Names 10K Report

“CbM” means “Courtyard by Marriott” / “RI” means “Residence Inn” / “FibM” means “Fairfield Inn by Marriott” / “MVCI” means “Marriott Vacation Club International” / “HMVC” means “Horizons by Marriott Vacation Club”

State: Florida cont’d.
	Entity Name	Assumed Name
	Marriott Hotel Services, Inc.	Fort Lauderdale Marina, Tampa Airport
	Marriott Hotel Services, Inc.	IL Terrazzo
	Marriott Hotel Services, Inc.	Le Grande Blue
	Marriott Hotel Services, Inc.	Miami Beach Marriott At South Beach
	Marriott Hotel Services, Inc.	Miami International Airport Marriott
	Marriott Hotel Services, Inc.	Riva Restaurant
	Marriott Hotel Services, Inc.	SPA Waterside
	Marriott Hotel Services, Inc.	Tampa Marriott Waterside
	Marriott Hotel Services, Inc.	The Club at Marriott’s Harbor Beach Resort & Spa
	Marriott Hotel Services, Inc.	The Spa at Marriott’s Harbor Beach Resort
	Marriott Hotel Services, Inc.	The Spa Cafe
	Marriott Hotel Services, Inc.	Tranquility
	Marriott International, Inc.	Bleu Bar & Food
	Marriott International, Inc.	Citron Patisserie
	Marriott International, Inc.	Citron, An American Brasserie
	Marriott International, Inc.	Destinations by Marriott
	Marriott International, Inc.	Doral Golf Resort &Spa
	Marriott International, Inc.	Fairways Pub
	Marriott International, Inc.	Hawk’s Landing Steakhouse & Grille
	Marriott International, Inc.	JW Marriott Orlando Grande
	Marriott International, Inc.	Primo
	Marriott International, Inc.	Quench Bar & Grill
	Marriott International, Inc.	Tampa Marriott Waterside
	Marriott International, Inc.	The Ritz Carlton Golf Club
	Marriott International, Inc.	The Ritz Carlton Spa-Cartia Masion de Beaute
	Marriott International, Inc.	The Ritz-Carlton Orlando Grande Lakes
	Marriott International, Inc.	The Signature Shop
	Marriott International, Inc.	The Vineyard Grill
	Marriott International, Inc.	Vitale Spa Cafe
	Marriott Ownership Resorts, Inc.	Faldo Golf Institute by Marriott
	Marriott Ownership Resorts, Inc.	Horizons by Marriott Vacation Club (HMVC)
	Marriott Ownership Resorts, Inc.	International Golf Club
	Marriott Ownership Resorts, Inc.	MVCI
	Marriott Resorts Hospitality Corporation	Horizons By Marriott Vacation Club
	Marriott Resorts Hospitality Corporation	MVCI
	Marriott Resorts, Travel Company, Inc.	MVCI
	Renaissance Hotel Management Company	Tampa Renaissance Hotel
	Renaissance Hotel Management Company	The Renaissance Tampa International Plaza Hotel
	Renaissance Hotel Operating Company	Renaissance Orlando Resort
	Residence Inn by Marriott, Inc.	Boca Raton RI
	Residence Inn by Marriott, Inc.	Jacksonville RI
	Residence Inn by Marriott, Inc.	Lake Buena Vista RI,
	Residence Inn by Marriott, Inc.	Pensacola RI
	Residence Inn by Marriott, Inc.	St. Petersburg RI
	SpringHill SMC Corporation	Springhill Pool Bar & Grill
	SpringHill SMC Corporation	Springhill Suites Orlando Lake Buena Vista in the Marriott Village
	SpringHill SMC Corporation	Springhill Suites Seasons
	The Ritz-Carlton Hotel Company, L.L.C.	Americana Restaurant
	The Ritz-Carlton Hotel Company, L.L.C.	Aria

Exhibit 21

Marriott International, Inc.

Assumed Names 10K Report

“CbM” means “Courtyard by Marriott” / “RI” means “Residence Inn” / “FibM” means “Fairfield Inn by Marriott” / “MVCI” means “Marriott Vacation Club International” / “HMVC” means “Horizons by Marriott Vacation Club”

State: Florida cont’d.
	Entity Name	Assumed Name
	The Ritz-Carlton Hotel Company, L.L.C.	DiLido Beach Club
	The Ritz-Carlton Hotel Company, L.L.C.	Lemonia
	The Ritz-Carlton Hotel Company, L.L.C.	One L.R.
	The Ritz-Carlton Hotel Company, L.L.C.	Pool Side Grill
	The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton Golf Resort Naples
	The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton, Key Biscayne
	The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton, Key Biscayne Spa
	The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton, South Beach
	The Ritz-Carlton Hotel Company, L.L.C.	The Sand Bar Grill
	TownePlace Management Corporation	Miami Airport West Towneplace Suites
	TownePlace Management Corporation	Miami Lakes Towneplace Suites

State: Georgia
	Entity Name	Assumed Name
	Courtyard Management Corporation	Augusta CbM
	Courtyard Management Corporation	Atlanta Airport CbM
	Courtyard Management Corporation	Atlanta Airport South CbM
	Courtyard Management Corporation	Atlanta Delk Road CbM
	Courtyard Management Corporation	Atlanta Perimeter CbM
	Courtyard Management Corporation	Columbus CbM
	Courtyard Management Corporation	Cumberland Center CbM
	Courtyard Management Corporation	Executive Park CbM
	Courtyard Management Corporation	Gwinnet Mall CbM
	Courtyard Management Corporation	Jimmy Carter CbM
	Courtyard Management Corporation	Macon CbM
	Courtyard Management Corporation	Midtown Atlanta CbM
	Courtyard Management Corporation	Northlake CbM
	Courtyard Management Corporation	Peachtree Corners CbM
	Courtyard Management Corporation	Peachtree-Dunwoody CbM
	Courtyard Management Corporation	Roswell CbM
	Courtyard Management Corporation	Savannah CbM
	Courtyard Management Corporation	Windy Hill CbM,
	Fairfield FMC Corporation	Atlanta Gwinnett Mall FibM
	Fairfield FMC Corporation	Atlanta Northlake FibM
	Marriott Hotel Services, Inc.	Atlanta Norcross Marriott Hotel
	Marriott Hotel Services, Inc.	Atlanta Perimeter Center Hotel
	Marriott Ownership Resorts, Inc.	MVCI
	Marriott Resorts Hospitality Corporation	MVCI
	Marriott Resorts, Travel Company, Inc.	MVCI
	Residence Inn by Marriott, Inc.	Atlanta Airport RI
	Residence Inn by Marriott, Inc.	Atlanta Alpharetta RI
	Residence Inn by Marriott, Inc.	Atlanta Buckhead RI
	Residence Inn by Marriott, Inc.	Atlanta Midtown RI
	Residence Inn by Marriott, Inc.	Atlanta Perimeter Mall RI

State: Hawaii
	Entity Name	Assumed Name
	KB Hotel Operator Inc.	Kapalua Bay, A Renaissance Resort
	Marriott Hotel Services, Inc.	J.W. Marriott Ihilani Resort & Spa
	Marriott Hotel Services, Inc.	Koloh’s Beach Bar & Grill
	Marriott Hotel Services, Inc.	Kuhio Beach Grill

Exhibit 21

Marriott International, Inc.

Assumed Names 10K Report

“CbM” means “Courtyard by Marriott” / “RI” means “Residence Inn” / “FibM” means “Fairfield Inn by Marriott” / “MVCI” means “Marriott Vacation Club International” / “HMVC” means “Horizons by Marriott Vacation Club”

State: Hawaii cont’d.
	Entity Name	Assumed Name
	Marriott Hotel Services, Inc.	Marriott’s Waiohai Beach Club
	Marriott Hotel Services, Inc.	Maui Marriott Resort and Ocean Club
	Marriott Hotel Services, Inc.	Waikiki Beach Hotel
	Marriott Hotel Services, Inc.	Waikoloa Beach Marriott Resort
	Marriott Hotel Services, Inc.	Wailea Marriott Resort
	Marriott International, Inc.	Maui Marriott Resort
	Marriott International, Inc.	Waikiki Beach Hotel
	Marriott International, Inc.	Waikiki Beach Marriott Hotel
	Marriott Kauai Ownership Resorts, Inc.	MVCI - Registration Number: 234405
	Marriott Ownership Resorts, Inc.	Marriott’s Waiohai Beach Resort
	Marriott Ownership Resorts, Inc.	MVCI
	MRWB, LLC	Waikiki Beach Hotel
	MRWB, LLC	Waikiki Beach Marriott Resort
	The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton, Kapalua

State: Illinois
	Entity Name	Assumed Name
	Courtyard Management Corporation	Arlington Heights CbM,
	Courtyard Management Corporation	Arlington Heights South CbM
	Courtyard Management Corporation	Chicago Downtown CbM
	Courtyard Management Corporation	Chicago-Highland Park CbM,
	Courtyard Management Corporation	Chicago/Deerfield CbM
	Courtyard Management Corporation	Chicago/Lincolnshire CbM
	Courtyard Management Corporation	Glenview CbM
	Courtyard Management Corporation	Naperville CbM
	Courtyard Management Corporation	O’Hare CbM
	Courtyard Management Corporation	Oakbrook Terrace CbM
	Courtyard Management Corporation	Rockford CbM,
	Courtyard Management Corporation	St. Charles CbM
	Courtyard Management Corporation	Waukegan CbM
	Courtyard Management Corporation	Wood Dale CbM
	CTYD III Corporation	Courtyard by Marriott
	Fairfield FMC Corporation	Bloomington/Normal FibM
	Fairfield FMC Corporation	Chicago Lansing FibM
	Fairfield FMC Corporation	Glenview FibM
	Fairfield FMC Corporation	Peoria FibM
	Fairfield FMC Corporation	Rockford FibM
	Fairfield FMC Corporation	Willowbrook FibM
	Marriott Hotel Services, Inc.	Chicago Deerfield Marriott Suites
	Marriott Hotel Services, Inc.	Chicago Marriott Downtown Hotel
	Marriott Hotel Services, Inc.	Chicago Marriott Oakbrook Hotel
	Marriott Hotel Services, Inc.	Lincolnshire Catering
	Marriott International, Inc.	Chicago Marriott O’Hare
	Marriott Ownership Resorts, Inc.	HMVC
	Marriott Ownership Resorts, Inc.	MVCI
	Renaissance Hotel Operating Company	Renaissance Oak Brook Hotel, Renaissance Chicago Hotel
	Residence Inn by Marriott, Inc.	Chicago Downtown RI
	Residence Inn by Marriott, Inc.	Chicago Lombard RI
	Residence Inn by Marriott, Inc.	Chicago O’Hare RI
	Residence Inn by Marriott, Inc.	Deerfield RI

Exhibit 21

Marriott International, Inc.

Assumed Names 10K Report

“CbM” means “Courtyard by Marriott” / “RI” means “Residence Inn” / “FibM” means “Fairfield Inn by Marriott” / “MVCI” means “Marriott Vacation Club International” / “HMVC” means “Horizons by Marriott Vacation Club”

State: Indiana
	Entity Name	Assumed Name
	Courtyard Management Corporation	Courtyard by Marriott
	CTYD III Corporation	Courtyard by Marriott
	Fairfield FMC Corporation	Fort Wayne FibM
	Fairfield FMC Corporation	Indianapolis Castleton FibM
	Fairfield FMC Corporation	Indianapolis College Park FibM
	Residence Inn by Marriott, Inc.	Fort Wayne RI
	Residence Inn by Marriott, Inc.	Indianapolis North RI

State: Iowa
	Entity Name	Assumed Name
	Courtyard Management Corporation	Des Moines/Clive CbM
	Courtyard Management Corporation	Quad Cities CbM
	Fairfield FMC Corporation	Cedar Rapids FibM
	Fairfield FMC Corporation	Des Moines FibM

State: Kentucky
	Entity Name	Assumed Name
	Courtyard Management Corporation	Courtyard by Marriott
	CTYD III Corporation	Courtyard by Marriott
	Fairfield FMC Corporation	Florence FibM
	Fairfield FMC Corporation	Louisville East FibM
	Marriott Ownership Resorts, Inc.	HMVC
	Marriott Ownership Resorts, Inc.	MVCI
	Marriott Resorts Hospitality Corporation	MVCI One
	Marriott Resorts, Travel Company, Inc.	MVCI Two
	Residence Inn by Marriott, Inc.	Lexington North RI
	Residence Inn by Marriott, Inc.	Louisville RI

State: Louisiana
	Entity Name	Assumed Name
	Courtyard Management Corporation	Baton Rouge CbM
	Courtyard Management Corporation	Courtyard by Marriott (Metarie, LA)
	Renaissance Hotel Management Company	Renaissance Pere Marquette Hotel
	Residence Inn by Marriott, Inc.	Bossier City RI
	SpringHill SMC Corporation	Springhill Suites by Marriott

State: Maine
	Entity Name	Assumed Name
	Fairfield FMC Corporation	Portland FibM
	Marriott Resorts Title Company, Inc.	Marriott Resorts Title, Inc.

State: Maryland
	Entity Name	Assumed Name
	Courtyard Management Corporation	Courtyard by Marriott
	CTYD III Corporation	Courtyard by Marriott
	Marriott Hotel Services, Inc.	Bethesda Marriott Hotel
	Marriott Hotel Services, Inc.	Washington Gaithersburg Marriott Hotel
	Marriott International, Inc.	Courtyard by Marriott
	Marriott Ownership Resorts, Inc.	MVCI
	Marriott Resorts Hospitality Corporation	MVCI
	Marriott Resorts, Travel Company, Inc.	MVCI
	Residence Inn by Marriott, Inc.	Annapolis RI
	Residence Inn by Marriott, Inc.	Bethesda RI

Exhibit 21

Marriott International, Inc.

Assumed Names 10K Report

“CbM” means “Courtyard by Marriott” / “RI” means “Residence Inn” / “FibM” means “Fairfield Inn by Marriott” / “MVCI” means “Marriott Vacation Club International” / “HMVC” means “Horizons by Marriott Vacation Club”

State: Massachusetts
	Entity Name	Assumed Name
	Courtyard Management Corporation	Boston Tremont Courtyard
	Courtyard Management Corporation	Lowell CbM
	Courtyard Management Corporation	Milford CbM
	Courtyard Management Corporation	Stoughton CbM
	Marriott Hotel Services, Inc.	Marriott Long Wharf
	Marriott Ownership Resorts, Inc.	MVCI
	Marriott Resorts Hospitality Corporation	MVCI.
	Renaissance Hotel Operating Company	Renaissance Bedford Hotel
	Residence Inn by Marriott, Inc.	Boston Tewksbury/Andover RI
	Residence Inn by Marriott, Inc.	Boston-Westborough RI
	Residence Inn by Marriott, Inc.	Cambridge RI
	Residence Inn by Marriott, Inc.	Danvers RI (aka/ Boston-North Shore)
	The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton Boston Common
	The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton, Boston

State: Michigan
	Entity Name	Assumed Name
	Courtyard Management Corporation	Detroit/Novi CbM
	Detroit Hotel Services, Inc.	Detroit Marriott at Renaissance Center
	Detroit MHS, Inc.	Detroit Marriott At Renaissance Center
	Fairfield FMC Corporation	Detroit Airport FibM
	Fairfield FMC Corporation	Detroit Madison FibM
	Fairfield FMC Corporation	Detroit Warren FibM
	Fairfield FMC Corporation	Detroit West FibM
	Fairfield FMC Corporation	Kalamazoo FibM
	Marriott Hotel Services, Inc.	Detroit Metro Airport Marriott Hotel
	Marriott Hotel Services, Inc.	Detroit Romulus Marriott Hotel
	Marriott International, Inc.	Courtyard by Marriott, Fairfield Inn
	Residence Inn by Marriott, Inc.	Ann Arbor RI
	Residence Inn by Marriott, Inc.	Dearborn RI
	Residence Inn by Marriott, Inc.	East Lansing RI
	Residence Inn by Marriott, Inc.	Grand Rapids RI
	Residence Inn by Marriott, Inc.	Kalamazoo RI
	Residence Inn by Marriott, Inc.	Southfield Michigan RI
	Residence Inn by Marriott, Inc.	Troy Central RI
	Residence Inn by Marriott, Inc.	Troy South RI
	Residence Inn by Marriott, Inc.	Warren RI

State: Minnesota
	Entity Name	Assumed Name
	Courtyard Management Corporation	Eden Prairie CbM
	Courtyard Management Corporation	Mendota Heights CbM
	Marriott Hotel Services, Inc.	Minneapolis City Center Marriott Hotel
	Marriott Ownership Resorts, Inc.	HMVC
	Marriott Ownership Resorts, Inc.	MVCI
	Marriott Resorts Hospitality Corporation	MVCI
	Marriott Resorts, Travel Company, Inc.	MVCI
	Residence Inn by Marriott, Inc.	Eden Prairie RI

Exhibit 21

Marriott International, Inc.

Assumed Names 10K Report

“CbM” means “Courtyard by Marriott” / “RI” means “Residence Inn” / “FibM” means “Fairfield Inn by Marriott” / “MVCI” means “Marriott Vacation Club International” / “HMVC” means “Horizons by Marriott Vacation Club”

State: Missouri
	Entity Name	Assumed Name
	Courtyard Management Corporation	Creve Coeur CbM
	Courtyard Management Corporation	Earth City CbM
	Courtyard Management Corporation	Kansas City Airport CbM
	Courtyard Management Corporation	South Kansas City CbM
	Courtyard Management Corporation	St. Louis CbM
	Courtyard Management Corporation	St. Louis-Westport CbM
	CRTM17 Tenant Corporation	St. Louis Airport Marriott Hotel
	Fairfield FMC Corporation	St. Louis Hazelwood FibM
	Marriott Hotel Services, Inc.	Kansas City Airport Marriott
	Marriott Hotel Services, Inc.	St. Louis Airport Marriott
	Marriott Hotel Services, Inc.	St. Louis Pavilion Marriott Hotel
	Marriott Hotel Services, Inc.	Tan-Tar-A Marriott Resort
	Marriott Ownership Resorts, Inc.	Big Time Tickets
	Marriott Ownership Resorts, Inc.	HMVC
	Residence Inn by Marriott, Inc.	St. Louis Chesterfield RI
	Residence Inn by Marriott, Inc.	St. Louis Galleria RI
	Residence Inn by Marriott, Inc.	St. Louis Westport RI

State: Nebraska
	Entity Name	Assumed Name
	Marriott Ownership Resorts, Inc.	HMVC
	Residence Inn by Marriott, Inc.	Omaha Central RI

State: Nevada
	Entity Name	Assumed Name
	Courtyard Management Corporation	Courtyard by Marriott
	CTYD III Corporation	Courtyard by Marriott
	Fairfield FMC Corporation	Las Vegas FibM
	Marriott Ownership Resorts, Inc.	MVCI
	Marriott Resorts Hospitality Corporation	MVCI
	Marriott Resorts, Travel Company, Inc.	MVCI
	MI Hotels of Las Vegas, Inc.	Courtyard by Marriott
	MI Hotels of Las Vegas, Inc.	Las Vegas Marriott Suites
	MI Hotels of Las Vegas, Inc.	Residence Inn by Marriott
	Residence Inn by Marriott, Inc.	Las Vegas Hughes Center
	Residence Inn by Marriott, Inc.	Las Vegas RI
	The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton, Lake Las Vegas

State: New Hampshire
	Entity Name	Assumed Name
	Fairfield FMC Corporation	Merrimack Fairfield FibM
	Marriott Hotel Services, Inc.	Nashua Marriott Hotel
	Marriott Ownership Resorts, Inc.	MVCI
	Marriott Resorts Hospitality Corporation	MVCI
	Marriott Resorts, Travel Company, Inc.	MVCI

Exhibit 21

Marriott International, Inc.

Assumed Names 10K Report

“CbM” means “Courtyard by Marriott” / “RI” means “Residence Inn” / “FibM” means “Fairfield Inn by Marriott” / “MVCI” means “Marriott Vacation Club International” / “HMVC” means “Horizons by Marriott Vacation Club”

State: New Jersey
	Entity Name	Assumed Name
	Courtyard Management Corporation	Courtyard by Marriott
	CTYD III Corporation	Courtyard by Marriott
	Marriott Hotel Services, Inc.	Bridgewater Marriott Hotel
	Marriott Hotel Services, Inc.	Glenpoint Marriott Hotel
	Marriott Hotel Services, Inc.	Hanover Marriott Hotel
	Marriott Hotel Services, Inc.	Marriott’s Seaview Golf Resort
	Marriott Hotel Services, Inc.	Newark Airport Marriott Hotel
	Marriott Hotel Services, Inc.	Park Ridge Marriott Hotel
	Marriott Hotel Services, Inc.	Princeton Marriott Hotel
	Marriott Hotel Services, Inc.	Somerset Marriott Hotel
	Marriott Hotel Services, Inc.	The Lafayette Yard Marriott Conference Hotel
	Marriott Ownership Resorts, Inc.	HMVC
	Marriott Ownership Resorts, Inc.	MVCI
	Marriott Resorts Hospitality Corporation	Horizons By Marriott Vacation Club
	Marriott Resorts Hospitality Corporation	MVCI
	Marriott Resorts, Travel Company, Inc.	MVCI

State: New Mexico
	Entity Name	Assumed Name
	Courtyard Management Corporation	Courtyard by Marriott
	CTYD III Corporation	Courtyard by Marriott
	Residence Inn by Marriott, Inc.	Santa Fe RI, Albuquerque RI

State: New York
	Entity Name	Assumed Name
	Courtyard Management Corporation	Fishkill CbM
	Courtyard Management Corporation	Midtown East Courtyard
	Courtyard Management Corporation	Poughkeepsie CbM
	Courtyard Management Corporation	Rochester CbM
	Courtyard Management Corporation	Rye CbM
	Courtyard Management Corporation	Syracuse CbM
	Courtyard Management Corporation	Tarrytown CbM
	Fairfield FMC Corporation	Lancaster FibM
	Fairfield FMC Corporation	Syracuse FibM
	Marriott Hotel Services, Inc.	Long Island Marriott Hotel
	Marriott Hotel Services, Inc.	New York Brooklyn Marriott
	Marriott Hotel Services, Inc.	New York Marriott Financial Center Hotel
	Marriott Hotel Services, Inc.	Westchester Marriott Hotel
	Marriott International, Inc.	LaGuardia Marriott
	Marriott International, Inc.	Marriott’s Wind Watch Hotel and Golf Club, Long Island Marriott Hotel and Conference Center
	Marriott International, Inc.	New York Marriott East Side
	Marriott International, Inc.	New York Marriott Financial Center Hotel
	Marriott International, Inc.	New York Marriott Marquis Hotel
	Marriott International, Inc.	Westchester Marriott, New York Marriott Marquis
	Marriott Kauai Ownership Resorts, Inc.	MVCI
	Marriott Ownership Resorts, Inc.	HMVC
	Marriott Ownership Resorts, Inc.	MVCI
	Marriott Resorts Hospitality Corporation	Horizons by Marriott Vacation Club

Exhibit 21

Marriott International, Inc.

Assumed Names 10K Report

“CbM” means “Courtyard by Marriott” / “RI” means “Residence Inn” / “FibM” means “Fairfield Inn by Marriott” / “MVCI” means “Marriott Vacation Club International” / “HMVC” means “Horizons by Marriott Vacation Club”

State: New York cont’d.
	Entity Name	Assumed Name
	Residence Inn by Marriott, Inc.	East Syracuse RI
	West Street Hotels, Inc.	New York Marriott World Trade Center

State: North Carolina
	Entity Name	Assumed Name
	Courtyard Management Corporation	Charlotte Arrowood CbM
	Courtyard Management Corporation	Charlotte South Park CbM
	Courtyard Management Corporation	Charlotte University CbM
	Courtyard Management Corporation	Fayetteville CbM
	Courtyard Management Corporation	Greensboro CbM
	Courtyard Management Corporation	Raleigh Airport CbM
	Courtyard Management Corporation	Raleigh CbM
	Courtyard Management Corporation	Raleigh-Cary CbM
	Fairfield FMC Corporation	Charlotte Airport FibM
	Fairfield FMC Corporation	Charlotte Northeast FibM
	Fairfield FMC Corporation	Durham FibM
	Fairfield FMC Corporation	Fayetteville FibM
	Fairfield FMC Corporation	Greensboro Highpoint FibM
	Fairfield FMC Corporation	Raleigh Northeast FibM
	Fairfield FMC Corporation	Rocky Mount FibM
	Fairfield FMC Corporation	Wilmington FibM
	Marriott Ownership Resorts, Inc.	MVCI
	Marriott Resorts Hospitality Corporation	MVCI
	Marriott Resorts, Travel Company, Inc.	MVCI
	Residence Inn by Marriott, Inc.	Charlotte North RI
	Residence Inn by Marriott, Inc.	Durham RI, Greensboro RI
	Residence Inn by Marriott, Inc.	Raleigh RI
	Residence Inn by Marriott, Inc.	Winston-Salem RI
	WEC 99C-8 LLC	WEC 99C-8 LLC

State: Ohio
	Entity Name	Assumed Name
	Courtyard Management Corporation	Blue Ash CbM
	Courtyard Management Corporation	Dayton Mall CbM
	Courtyard Management Corporation	Dublin CbM
	Courtyard Management Corporation	Toledo CbM
	Courtyard Management Corporation	Worthington CbM
	Fairfield FMC Corporation	Akron FibM
	Fairfield FMC Corporation	Cincinnati Sharonville FibM
	Fairfield FMC Corporation	Cleveland Brook Park FibM
	Fairfield FMC Corporation	Cleveland Willoughby FibM
	Fairfield FMC Corporation	Columbus North FibM
	Fairfield FMC Corporation	Columbus West FibM
	Fairfield FMC Corporation	Dayton FibM
	Fairfield FMC Corporation	Toledo Holland FibM
	Marriott International, Inc.	Fairfield Inn
	Marriott Ownership Resorts, Inc.	HMVC
	Marriott Ownership Resorts, Inc.	MVCI
	Marriott Resorts Hospitality Corporation	MVCI
	Marriott Resorts, Travel Company, Inc.	MVCI
	Residence Inn by Marriott, Inc.	Akron RibM

Exhibit 21

Marriott International, Inc.

Assumed Names 10K Report

“CbM” means “Courtyard by Marriott” / “RI” means “Residence Inn” / “FibM” means “Fairfield Inn by Marriott” / “MVCI” means “Marriott Vacation Club International” / “HMVC” means “Horizons by Marriott Vacation Club”

State: Ohio cont’d.
	Entity Name	Assumed Name
	Residence Inn by Marriott, Inc.	Blue Ash RibM
	Residence Inn by Marriott, Inc.	Cincinnati North RibM
	Residence Inn by Marriott, Inc.	Columbus East RibM
	Residence Inn by Marriott, Inc.	Dayton North RibM
	Residence Inn by Marriott, Inc.	Dayton South RibM
	Residence Inn by Marriott, Inc.	Dublin Ohio RibM
	Residence Inn by Marriott, Inc.	Toledo RibM

State: Oklahoma
	Entity Name	Assumed Name
	Courtyard Management Corporation	Oklahoma City CbM
	Marriott Hotel Services, Inc.	Oklahoma City Marriott Hotel
	Residence Inn by Marriott, Inc.	Oklahoma City RI

State: Oregon
	Entity Name	Assumed Name
	Courtyard Management Corporation	Portland CbM
	Marriott Hotel Services, Inc.	Portland Marriott Hotel
	Marriott Ownership Resorts, Inc.	MVCI
	Marriott Resorts Hospitality Corporation	MVCI
	Marriott Resorts, Travel Company, Inc.	MVCI

State: Pennsylvania
	Entity Name	Assumed Name
	Courtyard Management Corporation	Devon CbM
	Courtyard Management Corporation	Philadelphia CbM
	Courtyard Management Corporation	Pittsburg CbM
	Courtyard Management Corporation	Valley Forge CbM
	Courtyard Management Corporation	Willow Grove CbM
	Fairfield FMC Corporation	Harrisburg West FibM
	Fairfield FMC Corporation	Pittsburgh/Warrendale FibM
	Marriott Hotel Services, Inc.	Philadelphia Airport Marriott Hotel
	Marriott Hotel Services, Inc.	Philadelphia Marriott Hotel
	Marriott Hotel Services, Inc.	Philadelphia Marriott West
	Residence Inn by Marriott, Inc.	Berwyn RI
	Residence Inn by Marriott, Inc.	Greentree RI
	Residence Inn by Marriott, Inc.	Philadelphia Airport RI
	Residence Inn by Marriott, Inc.	Willow Grove RI

State: Rhode Island
	Entity Name	Assumed Name
	Courtyard Management Corporation	Middletown CbM
	Marriott Ownership Resorts, Inc.	MVCI

State: South Carolina
	Entity Name	Assumed Name
	Courtyard Management Corporation	Columbia NW CbM
	Fairfield FMC Corporation	Greenville FibM
	Fairfield FMC Corporation	Hilton Head FibM
	Marriott Ownership Resorts, Inc.	MVCI
	Marriott Resorts Hospitality Corporation	MVCI

Exhibit 21

Marriott International, Inc.

Assumed Names 10K Report

“CbM” means “Courtyard by Marriott” / “RI” means “Residence Inn” / “FibM” means “Fairfield Inn by Marriott” / “MVCI” means “Marriott Vacation Club International” / “HMVC” means “Horizons by Marriott Vacation Club”

State: South Carolina cont’d.
	Entity Name	Assumed Name
	Marriott Resorts, Travel Company, Inc.	MVCI
	Residence Inn by Marriott, Inc.	Columbia RI

State: Tennessee
	Entity Name	Assumed Name
	Courtyard Management Corporation	Brentwood CbM
	Courtyard Management Corporation	Chattanooga CbM
	Courtyard Management Corporation	Memphis Airport CbM
	Courtyard Management Corporation	Nashville Airport CbM,
	Courtyard Management Corporation	Park Avenue, Memphis CbM
	Fairfield FMC Corporation	Chattanooga FibM
	Fairfield FMC Corporation	Jackson FibM
	Fairfield FMC Corporation	Johnson City FibM
	Marriott Hotel Services, Inc.	Nashville Airport Marriott Hotel
	Marriott International, Inc.	Fairfield Inn
	Marriott Ownership Resorts, Inc.	HMVC
	Residence Inn by Marriott, Inc.	Maryland Farms RibM
	Residence Inn by Marriott, Inc.	Memphis RibM

State: Texas
	Entity Name	Assumed Name
	Courtyard Management Corporation	Addison CbM
	Courtyard Management Corporation	Addison/Quorum Courtyard
	Courtyard Management Corporation	Arlington CbM
	Courtyard Management Corporation	Bedford CbM
	Courtyard Management Corporation	Courtyard Dallas Central Expressway
	Courtyard Management Corporation	Courtyard Houston Downtown
	Courtyard Management Corporation	Dallas North Park CbM
	Courtyard Management Corporation	Dallas Northeast CbM
	Courtyard Management Corporation	Dallas Stemmons CbM
	Courtyard Management Corporation	DFW Courtyard North
	Courtyard Management Corporation	Fort Worth CbM
	Courtyard Management Corporation	Houston Downtown CbM
	Courtyard Management Corporation	Las Colinas CbM
	Courtyard Management Corporation	LBJ@Josey CbM
	Courtyard Management Corporation	Plano CbM
	Courtyard Management Corporation	San Antonio Airport CbM
	Courtyard Management Corporation	San Antonio CbM
	Courtyard Management Corporation	San Antonio Medical Center CbM
	Fairfield FMC Corporation	Arlington Fairfield Suites
	Marriott Hotel Services, Inc.	Dallas Marriott Quorum
	Marriott Hotel Services, Inc.	Houston Airport Marriott
	Marriott Kauai Ownership Resorts, Inc.	MVCI
	Marriott Ownership Resorts, Inc.	HMVC
	Marriott Ownership Resorts, Inc.	MVCI
	Marriott Resorts Hospitality Corporation	MVCI
	Marriott Resorts, Travel Company, Inc.	MVCI
	Residence Inn by Marriott, Inc.	Dallas Central Expressway RI
	Residence Inn by Marriott, Inc.	Dallas Market Center RI
	Residence Inn by Marriott, Inc.	Houston Astrodome RI
	Residence Inn by Marriott, Inc.	Houston Clear Lake RI

Exhibit 21

Marriott International, Inc.

Assumed Names 10K Report

“CbM” means “Courtyard by Marriott” / “RI” means “Residence Inn” / “FibM” means “Fairfield Inn by Marriott” / “MVCI” means “Marriott Vacation Club International” / “HMVC” means “Horizons by Marriott Vacation Club”

State: Texas cont’d.
	Entity Name	Assumed Name
	Residence Inn by Marriott, Inc.	Houston Southwest RI
	Residence Inn by Marriott, Inc.	Las Colinas RI
	Residence Inn by Marriott, Inc.	Lubbock RI
	Residence Inn by Marriott, Inc.	Residence Inn Houston Downtown
	Residence Inn by Marriott, Inc.	Richardson RI
	Residence Inn by Marriott, Inc.	San Antonio RI
	Residence Inn by Marriott, Inc.	Tyler RI
	SpringHill SMC Corporation	Addison Springhill Suites
	SpringHill SMC Corporation	Arlington Springhill Suites
	SpringHill SMC Corporation	Fort Worth University
	TownePlace Management Corporation	Houston Clearlake TownePlace Suites

State: Utah
	Entity Name	Assumed Name
Marriott Kauai Ownership Resorts, Inc. MVCI
	Marriott Ownership Resorts, Inc.	Marriott’s Mountainside Resort
	Marriott Ownership Resorts, Inc.	Marriott’s Summit Watch Resort
	Marriott Ownership Resorts, Inc.	MVCI
	Marriott Resorts Hospitality Corporation	MVCI
	Marriott Resorts, Travel Company, Inc.	MVCI
	Residence Inn by Marriott, Inc.	Residence Inn at the Cottonwoods

State: Vermont
	Entity Name	Assumed Name
	Fairfield FMC Corporation	Burlington Colchester FibM

State: Virginia
	Entity Name	Assumed Name
	Courtyard Management Corporation	Brookfield CbM
	Courtyard Management Corporation	Charlottesville CbM
	Courtyard Management Corporation	Courtyard by Marriott
	Courtyard Management Corporation	Courtyard by Marriott
	Courtyard Management Corporation	Dulles South CbM
	Courtyard Management Corporation	Dulles Town Center CbM
	Courtyard Management Corporation	Fair Oaks CbM
	Courtyard Management Corporation	Herndon CbM,
	Courtyard Management Corporation	Manassas CbM,
	Courtyard Management Corporation	Richmond Innsbrook CbM
	Courtyard Management Corporation	Rosslyn CbM
	Marriott Hotel Services, Inc.	Berry Hill Conference Center
	Marriott Hotel Services, Inc.	CC Bistro
	Marriott Hotel Services, Inc.	Crystal City Marriott at Regan National
	Marriott Hotel Services, Inc.	Crystal City Marriott Hotel
	Marriott Hotel Services, Inc.	Marriott’s Westfields Conference Center
	Marriott Hotel Services, Inc.	Westfield’s Golf Club (Fairfax file date)
	Marriott Hotel Services, Inc.	Westfield’s Marriott
	Marriott Ownership Resorts, Inc.	MVCI
	Marriott Resorts Hospitality Corporation	MVCI
	Marriott Resorts Hospitality Corporation	Tidewater’s Sweets and Sundries
	Marriott Resorts, Travel Company, Inc.	MVCI
	Residence Inn by Marriott, Inc.	Herndon RI
	Residence Inn by Marriott, Inc.	Residence Inn Alexandria - Old Town
	The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton, Tysons Corner

Exhibit 21

Marriott International, Inc.

Assumed Names 10K Report

“CbM” means “Courtyard by Marriott” / “RI” means “Residence Inn” / “FibM” means “Fairfield Inn by Marriott” / “MVCI” means “Marriott Vacation Club International” / “HMVC” means “Horizons by Marriott Vacation Club”

State: Washington
	Entity Name	Assumed Name
	Courtyard Management Corporation	Courtyard by Marriott
	CTYD III Corporation	Courtyard by Marriott
	Marriott Hotel Services, Inc.	Seattle Waterfront Marriott
	Marriott Ownership Resorts, Inc.	MVCI
	Marriott Resorts Hospitality Corporation	MVCI
	Residence Inn by Marriott, Inc.	Residence Inn Redmond
	SpringHill SMC Corporation	Seattle Downtown Springhill Suites
	SpringHill SMC Corporation	Seattle South Renton Springhill
	TownePlace Management Corporation	Seattle South Renton TownePlace Suites

State: Wisconsin
	Entity Name	Assumed Name
	Fairfield FMC Corporation	Madison FibM
	Fairfield FMC Corporation	Milwaukee FibM
	Residence Inn by Marriott, Inc.	Green Bay RI

Exhibit 21